EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
MAF Bancorp, Inc.:

We consent to the use of our report incorporated by reference herein.

Our report refers to a change in the method of accounting for goodwill in 2002.


                                                         /s/ KPMG LLP

Chicago, Illinois
December 3, 2003